UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ____________________________

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2005

                                   FREDS, INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


                         Commission File Number 00-19288

          Tennessee                                    62-0634010
          ---------                                    ----------
 (State or Other Jurisdiction                      (I.R.S. Employer
      of Incorporation)                            Identification No.)


                 4300 New Getwell Road, Memphis, Tennessee 38118
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (901) 365-8880
                                 --------------
               Registrant's telephone number, including area code


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On November 22, 2005, Fred's, Inc. issued a press release announcing its financial results for the third fiscal quarter and nine-month period ended October 29, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this report, including the exhibit attached hereto, is furnished pursuant to Item
2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)     Exhibits.

             99.1    Press Release issued by Fred's, Inc., dated November 22,
                     2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         FRED'S, INC.
                                         (Registrant)


Date: November 22, 2005                  By: /s/    Jerry A. Shore
                                             -----------------------------------
                                                    Jerry A. Shore
                                                    Executive Vice President and
                                                    Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number                     Description of Exhibit(s)
-------                    -------------------------

  99.1 Copy of press release issued by Fred's, Inc. on November 22, 2005.